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                                                                     EXHIBIT 4.3

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
       COMMON STOCK                                                                                      COMMON STOCK

          NUMBER                                                                                            SHARES

                                                                                                        CUSIP 58440W 10 5

THIS CERTIFICATE IS TRANSFERABLE                                                               SEE REVERSE FOR CERTAIN DEFINITIONS
 IN BOSTON, MA OR NEW YORK, NY                                                                 AND A STATEMENT AS TO THE EXISTENCE
                                                                                               OF CERTAIN PREFERENCES, POWERS,
                                                                                               QUALIFICATIONS AND RIGHTS.

                                                           MEDIA 100 INC.
                                        INCORPORATED UNDER THE LAWS OF THE STATE OF DELAWARE

This Certifies that


is the owner of


             FULLY PAID AND NON-ASSESSABLE SHARES OF THE PAR VALUE OF ONE CENT ($.01) PER SHARE OF THE COMMON STOCK OF
                                                           MEDIA 100 INC.

transferable on the books of the Corporation only by the holder hereof in person or by duly authorized attorney upon surrender of this certificate properly endorsed. This certificate and the shares represented hereby are received and held subject to the laws of The State of Delaware, and to the Certificate of Incorporation and Bylaws of the Corporation, all as from time to time amended. This certificate is not valid unless countersigned by the Transfer Agent and registered by the Registrar.
                         Witness the facsimile seal of the Corporation and the facsimile signatures of its duly authorized officers.

Media 100 Inc.           Dated:                                                  COUNTERSIGNED AND REGISTERED:
 [CORPORATE                                                                          THE FIRST NATIONAL BANK OF BOSTON
   SEAL]                                                                                  TRANSFER AGENT AND REGISTRAR
    1996
  DELAWARE                      /s/ John A. Molinari     /s/ Peter J. Rice        BY /s/ M. Penezic
                                      PRESIDENT                TREASURER                 AUTHORIZED SIGNATURE


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                                                     AMERICAN BANK NOTE COMPANY
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                                 MEDIA 100 INC.

     The Corporation is authorized to issue Preferred Stock and Common Stock. The Preferred Stock may be divided into and issued in series, having such preferences, voting powers, qualifications and special and relative rights as shall be established by the Board of Directors from time to time. The Corporation will furnish to the holder hereof upon written request and without charge a copy of the full text, as set forth in the Corporation's Certificate of Incorporation, of the preferences, voting powers, qualifications and special and relative rights of each class of its capital stock (and each series, if any, of its Preferred Stock) authorized to be issued as of the date of such request.

        FOR VALUE RECEIVED,                    hereby sell, assign and transfer
unto -------------------


PLEASE INSERT SOCIAL SECURITY OR OTHER
   IDENTIFYING NUMBER OF ASSIGNEE
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  (PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS INCLUDING ZIP CODE OF ASSIGNEE)

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------------------------------------------------------------------------ Shares
of the capital stock represented by the within Certificate, and do hereby irrevocably constitute and appoint

---------------------------------------------------------------------- Attorney
to transfer the said stock on the books of the within-named Corporation with full power of substitution in the premises.


Dated
      -----------------------------        -------------------------------------
                                           NOTICE: The signature to this
                                           assignment must correspond with the
                                           name as written upon the face of this
                                           Certificate, in every particular,
                                           without alteration or enlargement,
                                           or any change whatever.


        SIGNATURE(S) GUARANTEED:
                                ------------------------------------------------
                                THE SIGNATURE(S) SHOULD BE GUARANTEED BY AN
                                ELIGIBLE GUARANTOR INSTITUTION (BANKS,
                                STOCKBROKERS, SAVINGS AND LOAN ASSOCIATIONS AND CREDIT UNIONS WITH MEMBERSHIP IN AN APPROVED SIGNATURE GUARANTEE MEDALLION PROGRAM),
                                PURSUANT TO S.E.C. RULE 17Ad-15.